Exhibit 10.23

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONFIDENTIAL

AMENDMENT NO. 2 TO THE CELL LINE LICENSE AGREEMENT

THIS AMENDMENT NO. 2 TO THE CELL LINE LICENSE AGREEMENT (this “Amendment No. 2”), effective as of March 13, 2024 (“the Amendment No. 2 Effective Date”), is entered and made by and between WuXi Biologics (Hong Kong) Limited, having an address at Flat/RM826, 8/F Ocean Centre Harbour City, 5 Canton Road TST, Hong Kong (“WuXi Biologics”), and Invivyd, Inc. having its principal place of business at 1601 Trapelo Road, Suite 178, Waltham, MA 02451 (“Licensee”). WuXi Biologics and Licensee may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Licensee was formerly known as “Adagio Therapeutics, Inc.” with its principal place of business at 303 Wyman Street, Suite 300, Waltham, MA 02451; and

WHEREAS, WuXi Biologics and Licensee (then still known as Adagio Therapeutics, Inc.) entered into that certain Cell Line License Agreement, dated as of December 2, 2020, and amended as of February 2, 2023 via Amendment No. 1 (the “License Agreement”); and

WHEREAS, as of September 13, 2022, Licensee changed its company name from “Adagio Therapeutics, Inc.” to “Invivyd, Inc.”; and

WHEREAS, the Parties now desire to amend the License Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein below, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows:

1.
The table of [***] in Appendix I of the License Agreement is hereby deleted in its entirety and replaced with the following:

[***]

2.
Except as expressly amended by this Amendment No. 2, the License Agreement is and shall remain unchanged and in full force and effect in accordance with its terms and the Parties hereby ratify and reaffirm the License Agreement as amended hereby.
3.
The laws of the State of New York, USA, without giving effect to principles of conflict of laws, govern all matters relating to this Amendment No. 2 and the enforcement and interpretation thereof. Any dispute arising out of or in connection with this Amendment No. 2 shall be resolved in accordance with Section 14.6 of the License Agreement.

4.
This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Party may rely on the delivery of executed electronic copies of counterpart execution pages of this Amendment No. 2 and such electronic copies shall be legally effective to create a valid and binding agreement among the Parties.
5.
Any capitalized term used in this Amendment No. 2 and not otherwise defined herein shall have the meaning given to that term in the License Agreement. This Amendment No. 2 and the rights and obligations of the Parties hereto shall be governed, construed, and enforced in accordance with the governing law as stated in the License Agreement, and if no such governing law is specified therein, then with the laws of Hong Kong, without regard to the conflict of laws provision thereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to be duly executed as of the Amendment No. 2 Effective Date set forth above.

WuXi Biologics (Hong Kong) Limited	Invivyd, Inc.
By: /s/ [***]_________________	By: /s/ [***]____________________
Name: [***]	Name: [***]
Title: [***]	Title: [***]